File Nos. 33-49014
                                                                     811-7044
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 4                                   [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 6                                                  [X]


                     (Check appropriate box or boxes.)

             THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on May 1, 1997 pursuant to paragraph (b)
     ----


          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 26, 1997.


             THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                         Page
_________     _______                                         ____


  1           Cover Page                                     Cover

  2           Synopsis                                       *

  3           Condensed Financial Information                3

  4           General Description of Registrant              3, 10

  5           Management of the Fund                         6

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             10

  7           Purchase of Securities Being Offered           8

  8           Redemption or Repurchase                       9

  9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------


  10          Cover Page                                   Cover

  11          Table of Contents                            Cover

  12          General Information and History              B-18

  13          Investment Objectives and Policies           B-2

  14          Management of the Fund                       B-6

  15          Control Persons and Principal                B-9
              Holders of Securities

  16          Investment Advisory and Other                B-10
              Services

_________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


             THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____


  17          Brokerage Allocation                           B-17

  18          Capital Stock and Other Securities             B-18

  19          Purchase, Redemption and Pricing               B-13, B-14
              of Securities Being Offered

  20          Tax Status                                     B-15

  21          Underwriters                                   B-13

  22          Calculations of Performance Data               B-13

  23          Financial Statements                           B-20


Items in
Part C of
Form N-1A
_________


  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-12

  30          Location of Accounts and Records               C-15

  31          Management Services                            C-15

  32          Undertakings                                   C-15


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.



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PROSPECTUS                                                        MAY 1, 1997


              THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-------------------------------------------------------------------------------

          THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies. INDIVIDUALS MAY NOT PURCHASE FUND SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT WHICH SHOULD PRECEDE OR ACCOMPANY THIS PROSPECTUS.

          THE PRIMARY GOAL OF THE FUND IS TO PROVIDE CAPITAL GROWTH. CURRENT INCOME IS A SECONDARY GOAL. THE FUND INVESTS PRINCIPALLY IN COMMON STOCKS, OR SECURITIES CONVERTIBLE INTO COMMON STOCK, OF COMPANIES WHICH, IN THE OPINION OF THE FUND'S MANAGEMENT, NOT ONLY MEET TRADITIONAL INVESTMENT STANDARDS, BUT ALSO SHOW EVIDENCE THAT THEY CONDUCT THEIR BUSINESS IN A MANNER THAT CONTRIBUTES TO THE ENHANCEMENT OF THE QUALITY OF LIFE IN AMERICA.
          THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S INVESTMENT ADVISER. NCM CAPITAL MANAGEMENT GROUP, INC. ("NCM") SERVES AS THE FUND'S SUB-INVESTMENT ADVISER AND PROVIDES DAY-TO-DAY MANAGEMENT OF THE FUND'S PORTFOLIO.

          THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


          THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE,
NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING ASK FOR
OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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
                                            TABLE OF CONTENTS

                                                          PAGE                                                    PAGE
        CONDENSED FINANCIAL INFORMATION.......            3      SHAREHOLDER SERVICES PLAN...............          9
        DESCRIPTION OF THE FUND...............            3      DIVIDENDS, DISTRIBUTIONS AND TAXES......          9
        MANAGEMENT OF THE FUND................            6      PERFORMANCE INFORMATION.................          10
        HOW TO BUY SHARES.....................            8      GENERAL INFORMATION.....................          10
        HOW TO REDEEM SHARES..................            9

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                    [This Page Intentionally Left Blank]
                Page 2
                         CONDENSED FINANCIAL INFORMATION
          The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Fund's Statement of Additional Information. Further financial information and related notes are included in the Statement of Additional Information, available upon request.
                              FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This data has been derived from the Fund's financial statements. The Fund's total investment return shown below does not include expenses charged a separate account or related insurance policy by a Participating Insurance Company, inclusion of which would reduce the Fund's total investment return for each period indicated.

                                                                                              Year Ended December 31,
                                                                               ---------------------------------------------------
                                                                                 1993(1)          1994         1995        1996
                                                                               ----------       --------     --------     --------
PER SHARE DATA:
  Net asset value, beginning of year...............................               $12.50         $13.38       $13.23       $17.31
                                                                               ----------       --------     --------     --------
  Investment Operations:
  Investment income--net ..........................................                  .04            .35          .08          .05
  Net realized and unrealized gain (loss) on investments...........                  .88           (.15)        4.49         3.63
                                                                               ----------       --------     --------     --------
  Total from Investment Operations.................................                  .92            .20         4.57         3.68
                                                                               ----------       --------     --------     --------
  DISTRIBUTIONS:
  Dividends from investment income-net.............................                 (.04)          (.35)        (.08)        (.05)
  Dividends from net realized gain on investments..................                  .--            .--         (.41)        (.85)
                                                                               ----------       --------     --------     --------
  TOTAL DISTRIBUTIONS..............................................                 (.04)          (.35)        (.49)        (.90)
                                                                               ----------       --------     --------     --------
  Net asset value, end of year.....................................               $13.38         $13.23       $17.31       $20.09
                                                                               ==========       ========     ========     ========
TOTAL INVESTMENT RETURN............................................                 7.35%(2)       1.49%       34.56%       21.23%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of operating expenses to average net assets................                  .06%(2)        .25%        1.27%         .95%
  Ratio of interest expense to average net assets..................                   .--           .--          .--          .01%
  Ratio of net investment income to average net assets.............                  .64%(2)       4.58%         .70%         .42%
  Decrease reflected in above expense ratios due to
  undertakings by Dreyfus and Sub-Investment Adviser...............                 6.19%(2)       2.60%         .06%         .03%
  Portfolio Turnover Rate..........................................                  .--         373.68%       88.52%      126.41%
  Average commission rate paid(3)..................................                  .--            .--          .--       $.0578
  Net Assets, end of year (000's omitted)..........................               $1,372        $10,406      $31,657     $114,570

(1) From October 7, 1993 (commencement of operations) to December 31, 1993.
(2) Not annualized.

(3) For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

         Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                           DESCRIPTION OF THE FUND
GENERAL -- The Fund is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered by the separate accounts of Participating Insurance Companies. Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such Participating Insurance Companies will pass through voting rights to their VA contract holders and VLI policy holders. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
                  Page 3
Nevertheless, for so long as the Fund is a funding vehicle for VA contracts and VLI policies, the Fund's Board of Directors will monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Should any conflict between VA contract holders and VLI policy holders arise, a separate account may be required to withdraw from participation in the Fund. Such a withdrawal could have a disruptive effect on orderly portfolio management to the potential detriment of VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVES -- The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal. There can be no assurance that the Fund's investment objectives will be achieved.

SPECIAL CONSIDERATIONS -- TYPES OF COMPANIES SOUGHT FOR INVESTMENT -- To assess whether a company contributes to the enhancement of the quality of life in America, the Fund considers a company's record in the areas of (1) protection and improvement of the environment and the proper use of our natural resources, (2) occupational health and safety, (3) consumer protection and product purity, and (4) equal employment opportunity. Consistent with its consumer protection screen, the Fund will not purchase shares in a company which manufactures tobacco products. There are few generally accepted measures of achievement in these areas. The development of suitable measurement techniques, therefore, will be largely within the discretion and judgment of the management of the Fund. Management does not intend at present to evaluate in depth a company's activities not directly connected with the conduct of its business (such as participation in community improvement projects) or the secondary implications of corporate activities (for example, in examining banks, the business activities of their borrowers will not be evaluated).

          The Fund's special considerations tend to limit the availability of investment opportunities more than is customary with other investment companies, including those managed by Dreyfus. Management believes, however, that there are sufficient investment opportunities among companies which meet the Fund's special considerations to permit full investment, if management believes it desirable, in securities which meet the Fund's investment objective of capital growth through equity investment.
          The Fund's objectives and special considerations above cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund's outstanding voting shares.

          The Fund's Board of Directors may adopt additional criteria or restrictions governing the Fund's investments if the Board of Directors determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner, but the Board may not change the four existing special considerations described above without shareholder approval.

THE INVESTMENT SELECTION PROCESS -- Potential investment portfolio selections (based on traditional investment considerations, including an opinion of the fundamental value of the security and other market factors) are designated to the Dreyfus research staff. The staff begins a process of searching publicly available information about the company to determine its record in the areas of special concern to the Fund. Researchers use commercially available computer data bases and reviews and evaluations published or made available by "watchdog" groups whose interests focus on one or more of the special areas, such as the environment, equal employment opportunity, product safety or occupational safety and health, as applicable. Additional data may be obtained, where practical, from local, state and federal agencies which maintain surveillance in certain areas of interest to the Fund and which provide this data to the public.
          If the initial evaluation reveals no negative pattern in the areas of special concern to the Fund, a company's securities are eligible for purchase. The research staff supplements this initial screening by asking the company to complete a questionnaire designed by the Fund to aid in the evaluation of the company's conduct in the areas of special concern. The examination of a company may also include personal interviews with company officials, inspection of facilities and other techniques that may be applicable to specific companies or industries.
             Page 4
          If it is determined at any stage that purchase or retention of the portfolio securities is not consistent with the Fund's goal of investing in companies whose conduct contributes to the enhancement of the quality of life in America, the security will not be purchased or if already purchased will be sold as expeditiously as possible, consistent with the best interests of the Fund.
          The Board will review new portfolio acquisitions in light of the Fund's special concerns at their next regular meeting. While the Board will disqualify a company evidencing a pattern of conduct that is inconsistent with the Fund's special standards, the Board need not disqualify a company on the basis of incidents that, in the Board's judgment, do not reflect the company's policies and overall current level of performance in the areas of special concern to the Fund. The performance of companies in the areas of special concern are reviewed regularly to determine their continued eligibility.
MANAGEMENT POLICIES -- Depending on market conditions, the Fund attempts to be fully invested in common stock, or securities convertible into common stock, which meet both traditional investment standards and the Fund's investment criteria described under "Types of Companies Sought for Investment."
        As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the Act. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
        The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities, provided such investments are consistent with the Fund's investment objective. Illiquid securities are securities which are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain options traded in the over-the-counter market and securities used to cover such options. Investment in illiquid securities subjects the Fund to the risk that it will not be able to sell such securities when it may be opportune to do so.
          During periods in which management believes adverse trends are occurring in the financial markets or the economy, the Fund may adopt a temporary defensive posture to preserve shareholders' capital by investing in U.S. Government securities, and also in corporate bonds, high grade commercial paper, repurchase agreements, time deposits, bank certificates of deposit, bankers' acceptances and other short-term bank obligations issued in this country as well as those issued in dollar denominations by the foreign branches of U.S. banks, and cash or cash equivalents, without limit as to amount, as long as such investments are made in securities of eligible companies and domestic banks. When the Fund has adopted a temporary defensive posture, the entire portfolio can be so invested. During such periods, the Fund may not achieve its investment objectives.
          Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and the Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Dreyfus will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.
             Page 5
          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.
          To earn additional income on its portfolio, the Fund may write
(sell) covered call option contracts on securities it owns to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option on a security owned by the Fund, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.
          A more detailed description of the securities in which the Fund may invest can be found in the Statement of Additional Information.
          The Fund may invest in companies with substantial overseas activities, but, at present, management will not examine corporate activities carried on outside the United States.
CERTAIN FUNDAMENTAL POLICIES -- The Fund may (i) borrow money to the extent permitted under the Act; (ii) invest up to 5% of the value of its total net assets in the securities of any one issuer (except securities of the U.S. Government or any instrumentality thereof); (iii) invest in companies having less than three years continuous operating history (including that of predecessors) but only in an amount up to 5% of the value of its net assets; and (iv) invest up to 25% of the value of its total assets in any single industry. This paragraph describes fundamental policies of the Fund which cannot be changed without approval by the holders of a majority (as defined in the Act) of the Fund's outstanding voting shares. See "Investment Objectives and Management Policies_Investment Restrictions" in the Fund's Statement of Additional Information.
CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES -- The Fund may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objectives and Management Policies _ Investment Restrictions" in the Fund's Statement of Additional Information.
INVESTMENT CONSIDERATIONS -- The Fund will not seek to realize profits by anticipating short-term market movements. When market conditions permit, the Fund generally intends to retain securities for at least the applicable statutory long-term capital gain period. The annual portfolio turnover rate indicates the rate of change in the Fund's portfolio; for instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that, in view of the Fund's investment objectives, its annual turnover rate generally should not exceed 75%. When extraordinary market conditions prevail, a higher turnover rate and increased brokerage expenses may be expected.
          Investment decisions for the Fund are made independently from those of other investment companies advised by Dreyfus. However, if such other investment companies are prepared to invest in, or desire to dispose of, securities of the type which the Fund invests in at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price received by the Fund.
                          MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1997,
                  Party 6
Dreyfus managed or administered approximately $85 billion in assets for approximately 1.7 million investor accounts nationwide.

          Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law.

          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1,046 billion in assets including approximately $57 billion in mutual fund assets.


        Under the Management Agreement, the Fund has agreed to pay Dreyfus an annual fee, payable monthly, at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended December 31, 1996 the Fund paid Dreyfus a management fee at an effective annual rate of
 .72 of 1% of the value of the Fund's average daily net assets pursuant to an undertaking by Dreyfus.


        The fee paid to Dreyfus is higher than that paid by most other investment companies.

        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


SUB-INVESTMENT ADVISER -- NCM, located at 103 West Main Street, Durham, North Carolina 27705-3638, a registered investment adviser, serves as the Fund's Sub-Investment Adviser. NCM was incorporated in 1986 and is one of the nation's largest minority-owned investment management firms. Prior to August 2, 1994, NCM had not advised a registered investment company. As of December 31, 1996, NCM managed or administered approximately $3.9 billion in assets.


        NCM, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Fund's portfolio, as well as research and statistical information under an Amended and Restated Sub-Investment Advisory Agreement with Dreyfus dated April 22, 1996, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. Prior to April 22, 1996, NCM provided such services pursuant to a Sub-Investment Advisory Agreement with Dreyfus dated August 2, 1994 (the "Prior Sub-Advisory Agreement"). The Amended and Restated Sub-Investment Advisory Agreement provides for an increase in the fees payable by Dreyfus to NCM and contains a restriction on NCM's ability to act as the investment adviser or sub-investment adviser for other registered funds with socially responsible investment policies without the consent of Dreyfus or the Fund.

        Under the Amended and Restated Sub-Investment Advisory Agreement, Dreyfus has agreed to pay NCM an annual fee, payable monthly, as set forth below:

                                                                               ANNUAL FEE AS A PERCENTAGE OF
                     TOTAL ASSETS                                                  AVERAGE DAILY NET ASSETS
                     0 up to $32 million...........................                    .10 of 1%
                     In excess of $32 million up to $150 million...                    .15 of 1%
                     In excess of $150 million up to $300 million..                    .20 of 1%
                     In excess of $300 million.....................                    .25 of 1%

                 Page 7

        For the fiscal year ended December 31, 1996, Dreyfus paid NCM pursuant to the Amended and Restated Sub-Investment Advisory Agreement and Prior Sub-Advisory Agreement a monthly fee at the effective aggregate annual rate of .11 of 1% of the value of the Fund's average daily net assets.


        The Fund's portfolio managers primarily responsible for management of the Fund's portfolio are Eric W. Steedman, with respect to the Fund's areas of special concern, and Maceo K. Sloan, with respect to selection of portfolio securities. Mr. Steedman has held that position since May 1, 1996 and has been employed by Dreyfus since January 1995. From June 1994 to December 1994, he was employed by the Council on Economic Priorities. Mr. Sloan has held his position with the Fund since August 1994 and has been employed by NCM since 1986. The Fund's other portfolio managers are identified under"Management of the Fund" in the Fund's Statement of Additional Information. Dreyfus also provides research services for the Fund as well as for other funds advised by Dreyfus through a professional staff of portfolio managers and security analysts.



EXPENSES -- From time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay Dreyfus at a later time for any amounts it may waive nor will the Fund reimburse Dreyfus for any amounts it may assume.
          Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits, but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services.



DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT -- Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258, is the Custodian of the Fund's investments. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

                          HOW TO BUY SHARES
          Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. Individuals may not place orders directly with the Fund. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares. The Fund does not issue share certificates.
          Purchase orders from separate accounts which are received by the Participating Insurance Company by 4:00 p.m. on a given business day will be effected at the net asset value determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable procedures by 4:00 p.m., New York time, on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on such next business day. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements.
          Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors. For further information regarding the method employed in valuing Fund investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
                     Page 8
                              HOW TO REDEEM SHARES
          Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts which are received by the Participating Insurance Company by 4:00 p.m. on a given business day will be effected at the net asset value determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable procedures by 4:00 p.m., New York time, on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
                           SHAREHOLDER SERVICES PLAN
          The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of the Fund's shares for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.
                   DIVIDENDS, DISTRIBUTIONS AND TAXES
          The Fund will pay dividends from net investment income and will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Fund shares at net asset value unless payment in cash is elected. All expenses are accrued daily and deducted before declaration of dividends to investors.
          Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and gains from certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
          Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. The Fund intends to comply with applicable requirements so that the Fund's investments are "adequately diversified" for this purpose. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If a Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments.

          Management of the Fund believes that the Fund qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such quali-
                   Page 9
fication is in the best interest of the Participating Insurance Companies. The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. If, however, the Fund does not qualify as a "regulated investment company" it will be subject to the general rules governing the Federal income taxation of corporations under the Code.

          Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                         PERFORMANCE INFORMATION
          For purposes of advertising, the performance of the Fund will be calculated on an average annual total return or total return basis.
          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
          Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information of the Fund should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges against Participating Insurance Companies. The effective yield and total return for the Fund should be distinguished from the rate of return of a corresponding subaccount or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for such contract or policy.
          Calculations of the Fund's performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, The VARDSsm Report, IBC/Donoghue's Money Fund Report, FINANCIAL PLANNING MAGAZINE, MONEY MAGAZINE, Morningstar, Inc., Bank Rate Monitor, N. Palm Beach, Fla. 33408 or other industry publications.
                           GENERAL INFORMATION

          The Fund was incorporated under Maryland law on July 20, 1992 and commenced operations on October 7, 1993. In April 1996, at a meeting of stockholders of the Fund, stockholders approved a change in the Fund's fundamental policies and investment restrictions relating to its Special Considerations and an Amended and Restated Sub-Investment Advisory Agreement between Dreyfus and NCM.

          The Fund is authorized to issue 150 million shares of Common Stock, par value $.001 per share. Each share has one vote, has equal voting, redemption, dividends and liquidation rights, and, when issued in accordance with the terms of this offering, is fully-paid and non-assessable. Shares are freely transferable and are redeemable at net asset value, at the option of the shareholder.
                    Page 10
          Unless otherwise required by the Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors holding office at the time were elected by shareholders.
          The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account to each shareholder.
          Owners of policies and contracts issued by Participating Insurance Companies for which shares of the Fund are an investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent auditors. Each report will show the investments owned by the Fund and the market values thereof as determined by the Board of Directors and will provide other information about the Fund and its operations.
          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 718-895-1206; outside the U.S. and Canada, call 516-794-5452.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                Page 11

The Dreyfus
Socially Responsible
Growth Fund, Inc.


Prospectus

Copy Rights 1997 Dreyfus Service Corporation
                                                   111p050197
                Page 12






       THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
             (STATEMENT OF ADDITIONAL INFORMATION)
                             PART B

                          MAY 1, 1997



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund"), dated May 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144 or call the following numbers:

                    Call Toll Free 1-800-645-6561
                    In New York City - Call 718-895-1206
                    Outside the U.S. or Canada - Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. NCM provides day-to-day management of the Fund's portfolio, subject to the supervision of the Manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS

                                                           Page

Investment Objectives and Management Policies              B-2
Management of the Fund                                     B-6
Investment Advisory Agreements                             B-10
Shareholder Services Plan                                  B-13
Purchase of Shares                                         B-13
Redemption of Shares                                       B-14
Determination of Net Asset Value                           B-14
Dividends, Distributions and Taxes                         B-15
Portfolio Transactions                                     B-17
Performance Information                                    B-18
Information About the Fund                                 B-18
Transfer and Dividend Disbursing Agent,
   Custodian, Counsel and Independent Auditors             B-19
Financial Statements                                       B-20
Report of Independent Auditors                             B-28


             INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

     Portfolio Securities. During a period when it becomes desirable to move the Fund toward a defensive position because of adverse trends in the financial markets or the economy, the Fund may also invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These include a variety of U.S. Treasury Securities, which differ in their interest rates, maturities and times of issuance:
Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater then ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal.

     The Board of Directors of the Fund may, to a limited extent, authorize the purchase of securities of foreign companies which have not been declared eligible for investment ("ineligible securities") in order to facilitate the purchase of securities of other foreign companies which are contributing or will contribute to the enhancement of the quality of life in America and which have been declared eligible for investment ("eligible securities"). Certain countries have limited, either permanently or temporarily, the ability of foreigners to purchase shares of their domestic companies, shares which are already owned outside the country or shares which may be obtained through the sale of shares of other companies located in the same country which are owned outside that country. Accordingly, the Fund may purchase ineligible securities so that these securities may be sold or redeemed in the country of origin, and the proceeds thus received used for the purchase of eligible securities.

     Otherwise ineligible securities purchased for this limited purpose would be held in the Fund's portfolio for a maximum of 60 days in order to enable the Fund to have sufficient time to provide for the transportation of the securities and their sale or redemption. Most transactions of this type, however, are expected to be completed in a much shorter period. Furthermore, such investments are limited, as a fundamental policy, in the aggregate, to a maximum of 2% of the net assets of the Fund at the time of investment. Engaging in these transactions will result in additional expense to the Fund in the form of brokerage commissions incurred in the purchase and sale of the ineligible security. Finally, the Board of Directors would authorize investments in ineligible securities only for the purpose of facilitating the purchase of securities of a specific eligible company.

     Writing and Purchasing Options. To earn additional income on its portfolio, the Fund, to a limited extent, may write covered call options on securities owned by the Fund ("covered options" or "options") and purchase call options in order to close option transactions, as described below.

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When a covered option is written by the Fund, the Fund will make arrangements with the Fund's Custodian, to segregate the underlying securities until the option either is exercised, expires or the Fund closes out the option as described below. A covered option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. To limit this exposure, the value of the portfolio securities underlying covered call options written by the Fund will be limited to an amount not in excess of 20% of the value of the Fund's net assets at the time such options are written.

     The Fund will purchase call options only to close out open positions. To close out a position, the Fund may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof.

     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities. Illiquid securities are securities which are not readily marketable, including those with restrictions on resale. Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), permits certain resales of restricted securities to qualified institutional buyers without registration under the Securities Act ("Rule 144A Securities"). Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information, and has approved procedures to determine whether a readily available market exists. Rule 144A Securities for which there is a readily available market are not illiquid.

     When the Fund purchases securities that are illiquid due to the fact that such securities have not been registered under the Securities Act, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such securities and the registration of the securities permitting sale. The valuation of illiquid securities will be monitored by the Manager subject to the supervision of the Fund's Board.

     Investment Restrictions. The Fund has adopted investment restrictions numbered 1 through 16 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund's outstanding voting shares. Investment restrictions numbered 17 and 18 are not fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time.

     1. The Fund's special considerations described under "Special Considerations" in the Fund's Prospectus will not be changed without stockholder approval. The Board of Directors may from time to time without stockholder approval adopt additional criteria or restrictions governing the Fund's investments if the Board of Directors determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner. Any such new criteria or restrictions would not be fundamental policies of the Fund and could be subsequently terminated or changed by the Board of Directors at any time without stockholder approval.

     2. The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the United States Government or any instrumentality thereof).

     3. The Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

     4. The Fund may not purchase securities of any company having less than three years' continuous operating history (including that of any predecessors), if such purchase would cause the value of the Fund's investments in all such securities to exceed 5% of the value of its net assets. See also Investment Restriction No. 10.

     5. The Fund may not purchase securities of closed-end investment companies except in connection with a merger or consolidation of portfolio companies. The Fund shall not purchase or retain securities issued by open-end investment companies other than itself.

     6. The Fund may not purchase or retain the securities of any issuer if officers or directors of the Fund or of its investment adviser, who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

     7. The Fund may not purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the Fund from investing, consistent with Investment Restriction 18 below, in securities of companies engaged in oil, gas or mineral investments or activities. This limitation shall not prevent the Fund from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.

     8. The Fund may not borrow money, except to the extent permitted under the Act.

     9. The Fund may not make loans other than by the purchase, consistent with Investment Restriction 18 below, of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions. The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans.

     10. The Fund may not act as an underwriter of securities of other issuers.

     11. The Fund may not purchase from or sell to any of its officers or directors, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     12. The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     13. The Fund may not purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     14. The Fund may not sell any security short or engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written. In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.

     15. The Fund may not concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry.

     16. The Fund may not purchase warrants in excess of 2% of the value of its net assets. Such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall be deemed to be without value, for purposes of this restriction only.

     17. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     18. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     In addition, the Fund has adopted the following policies as non-fundamental policies. The Fund intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) to comply in all material respects with insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.


                     MANAGEMENT OF THE FUND

     Board members and officers of the Fund are shown below, together with information as to their principal business occupation during at least the last five years. There is currently no Board member of the Fund who is deemed to be an "interested person" of the Fund, as defined in the Act.

Directors of the Fund

CLIFFORD L. ALEXANDER, JR., Board Member.  President of Alexander &
     Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, Cognizant Corporation, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and TLC Beatrice International Holdings, Inc. He is 63 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.


LUCY WILSON BENSON, Board member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of COMSAT Corporation, General Re Corporation and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs, and a member of the Council on Foreign Relations. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 69 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


PETER C. GOLDMARK, JR., Board member.  Since July 1988, President of The
     Rockefeller Foundation, an organization which promotes research and educational activities. He is also a trustee of The Rockefeller Foundation and a director of Knight-Ridder Corp. From 1985 to 1988, Mr. Goldmark was Senior Vice President of Times Mirror Company and from 1977 to 1985 he was Executive Director of The Port Authority of New
     York and New Jersey.   He is 56 years old and his address is 420 Fifth
     Avenue, New York, New York 10018.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Any Board member who becomes an Emeritus Board member shall be entitled to receive an annual retainer of one-half the amount paid to Board members. The aggregate amount of compensation paid to each current Board member by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, was as follows:



                                                        (3)
                                 (2)          Total Compensation
       (1)                 Aggregate          From Fund and
Name of Board              Compensation From  Fund Complex
Member                     Fund*              Paid to Board Member


Clifford L. Alexander      $2,500             $ 82,436 (17)

Lucy Wilson Benson         $2,500             $ 69,018 (13)

Joseph S. DiMartino        $3,125             $517,075 (93)

Peter C. Goldmark          $2,500             $ 10,852 (1)


____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,188 for all Board members as a group.



Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.



ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor since September 1995 and an officer of other investment companies advised or administered by Dreyfus. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Secretary.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by Dreyfus. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He is 35 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Board members and officers of the Fund, as a group, owned less than 1% of the Fund's shares of common stock outstanding on April 2, 1997.


     The following persons are known by the Fund to own of record 5% or more of the Fund's outstanding voting securities on April 2, 1997: Nationwide Life Insurance Company, Variable Account II, P.O. Box 182029, Columbus, Ohio 43218--69.5%; Transamerica Occidental Life Insurance Company Separate Account VA-2L, P.O. Box 33849, Charlotte, North Carolina 28233--13.3%; and Nationwide Multi-Flex, C048 C/O IPO, P.O. Box 182029, Columbus, Ohio 43218-- 6.5%. A shareholder that owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the Act) of the Fund.

                 INVESTMENT ADVISORY AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. The Manager provides investment advisory services pursuant to the Management Agreement (the "Agreement") dated August 2, 1994, between the Manager and the Fund which is subject to annual approval by (i) the Board of Directors of the Fund or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors, including a majority of the Directors who are not "interested persons," last approved the Agreement at a meeting held on July 18, 1996. Shareholders approved the Agreement on August 2, 1994. The Agreement is terminable without penalty, on 60 days' notice, by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).

     As compensation for the Manager's services to the Fund, under the Agreement the Fund has agreed to pay the Manager a fee, computed monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. Prior to August 2, 1994, the Manager provided investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Fund dated July 29, 1992 (the "Prior Advisory Agreement"). Pursuant to the Prior Advisory Agreement, the Fund agreed to pay the Manager an advisory fee at the annual rate of .65 of 1% of the Fund's average daily net assets up to $200 million; .55 of 1% of the Fund's average daily net assets for the next $100 million; and .375 of 1% of the Fund's average daily net assets in excess of $300 million. For the fiscal year ended December 31, 1994, no investment advisory fee was paid by the Fund pursuant to undertakings by the Manager. For the fiscal year ended December 31, 1995, the investment advisory fee under the Agreement amounted to $138,453 and was reduced by $11,650 pursuant to an undertaking by the Manager, resulting in a net fee being paid to the Manager of $126,803. For the fiscal year ended December 31, 1996, the investment advisory fee under the Agreement amounted to $522,795 and was reduced by $19,166 pursuant to an undertaking by the Manager, resulting in a net fee being paid to the Manager of $503,629.


     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     Amended and Restated Sub-Investment Advisory Agreement. NCM provides sub-investment advisory services pursuant to an Amended and Restated Sub-Investment Advisory Agreement dated April 22, 1996 between the Manager and NCM. The Amended and Restated Sub-Investment Advisory Agreement is subject to annual approval by (i) the Board of Directors of the Fund or (ii) vote of a majority (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the Act) of any party to the Amended and Restated Sub-Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors, including a majority of the Directors who are not "interested persons," last approved the Amended and Restated Sub-Investment Advisory Agreement at a meeting held on July 18, 1996. Shareholders approved the Amended and Restated Sub-Investment
Advisory Agreement on April 18, 1996. The Amended and Restated Sub-Investment Advisory Agreement contains a restriction on NCM's ability to act as the investment adviser or sub-investment adviser for other funds with socially responsible investment policies without the consent of the Fund or the Manager. The Amended and Restated Sub-Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Manager, by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by NCM. The Amended and Restated Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act). In addition, if the Management Agreement terminates for any reason, the Amended and Restated Sub-Investment Advisory Agreement will terminate effective upon the date the Management Agreement terminates.

     As compensation for NCM's services under the Amended and Restated Sub-Investment Advisory Agreement, the Manager has agreed to pay NCM a fee, payable monthly, at an annual rate as set forth in the Fund's Prospectus.

     For the period August 2, 1994 through April 21, 1996, NCM served as the Fund's sub-investment adviser pursuant to a sub-investment advisory agreement (the "Former NCM Agreement") dated August 2, 1994 between NCM and Dreyfus. Pursuant to the Former NCM Agreement, Dreyfus agreed to pay NCM a sub-investment advisory fee at the annual rate of .10 of 1% of the Fund's average daily net assets up to $500 million; and .20 of 1% of the Fund's average daily net assets in excess of $500 million. Prior to August 2, 1994, Tiffany Capital Advisors, Inc. ("Tiffany") served as the Fund's sub-investment adviser pursuant to a sub-investment advisory agreement (the "Prior Sub-Advisory Agreement") dated July 29, 1992 between Tiffany and the Fund. Pursuant to the Prior Sub-Advisory Agreement, the Fund agreed to pay Tiffany a sub-investment advisory fee at the annual rate of .10 of 1% of the Fund's average daily net assets up to $200 million; .20 of 1% of the Fund's average daily net assets for the next $100 million; and .375 of 1% of the Fund's average daily net assets in excess of $300 million. The sub-investment advisory fee payable by the Fund pursuant to the Prior Sub-Advisory Agreement for the period January 1, 1994 through August 1, 1994, was $2,200. However, for the period January 1, 1994 through August 1, 1994, no sub-investment advisory fee was paid by the Fund pursuant to an undertaking by Tiffany. For the period from August 2, 1994 to December 31, 1994 no fee was paid by Dreyfus to NCM under the Former NCM Agreement. For the fiscal year ended December 31, 1995, the fee paid by Dreyfus to NCM under the Former NCM Agreement was $18,459. For the period from January 1, 1996 to April 21, 1996, Dreyfus paid NCM a sub-advisory fee of $21,325 pursuant to the Former NCM Agreement and for the period from April 22, 1996 to December 31, 1996, Dreyfus paid NCM a sub-advisory fee of $54,267 pursuant to the Amended and Restated Sub-Investment Advisory agreement.

     The following persons are officers and/or directors of NCM: Maceo K. Sloan, Chairman, President and Chief Executive Officer; Justin F. Beckett, Executive Vice President and Director; Peter J. Anderson, Director; Morris Goodwin, Jr., Director; Edith H. Noel, Senior Vice President, Corporate Secretary and Treasurer; Clifford D. Mpare, Jr., Senior Vice President-Investments; Brenda Walker, Senior Vice President-Director Marketing and Client Services; Dennis M. McCaskill, Jr., Mary M. Ford, Stanley G. Laborde, Paul L. VanKempen, Senior Vice Presidents; Stephon Jackson, Senior Vice President, Director of Research; Linda Jordan, Victor Ross, Regional Vice Presidents; David Carter, Wendell Mackey, Lorenzo Newsome and Lawrence Verny, Vice Presidents; Deborah C. Bronson, Vice President-Director of Operations; Marc Reid, Assistant Vice President-Manager of Marketing and Client Services.

     NCM provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of the Manager and the approval of the Fund's Board of Directors. The Manager and NCM provide the Fund with Portfolio Managers who are authorized by the Board to execute purchases and sales of securities. The Fund's Portfolio Managers are Eric W. Steedman (with respect to the Fund's areas of special concern) Maceo K. Sloan and Stephon Jackson. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board members' review at the meeting subsequent to such transactions.


     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or NCM, or any affiliate of Dreyfus or NCM, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), cost of shareholders' reports and meetings, costs of preparing, printing and distributing prospectuses and statements of additional information, and any extraordinary expenses.


     Dreyfus has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, or Dreyfus will bear, the excess expense. For each fiscal year of the Fund, Dreyfus and NCM will pay or bear such excess on a pro rata basis in proportion to the relative fees otherwise payable to each pursuant to the Management Agreement and the Amended and Restated Sub-Investment Advisory Agreement, respectively. Such deduction or payment, if any, will be estimated daily, reconciled and effected or paid, as the case may be, on a monthly basis and will be limited to the amount of fees otherwise payable to Dreyfus under the Management Agreement.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board members, and by the Board members who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended December 31, 1996, $5,531 was charged to the Fund under the Plan.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Redemption Commitment. The Fund has committed itself to pay in cash for all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Portfolio securities, including warrants and covered call options written, are valued at the last sales price on the securities exchange on which the securities primarily are traded or at the last sales price on the national securities market. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Market quotations of foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. The Fund's Board will review the method of valuation on a regular basis. In making their good faith valuation, the Board will generally take the following into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if they believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists will usually be valued initially at cost. Any subsequent adjustments from cost will be based upon considerations deemed relevant by the Fund's Board. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Taxation of the Fund. Since its inception, the Fund has qualified as a "regulated investment company" under Subchapter M of the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of the Participating Insurance Companies. Qualification as a "regulated investment company" relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with applicable provisions of the Code. Among the requirements for such qualification is that less than 30% of the Fund's income be derived from gains from the sale or other disposition of securities held for less than three months, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income and net short-term capital gain) and must meet certain asset diversification and other requirements. Accordingly, the Fund may be restricted in selling of securities held for less than three months, and in the utilization of certain of the investment techniques described in the Prospectus. The Code, however, allows the Fund to net certain offsetting positions, making it easier for the Fund to satisfy the 30% test. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.
The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. If the Fund does not qualify as a "regulated investment company," however, it will be subject to the general rules governing the federal income taxation of corporations under the Code.

     Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. The Fund intends to comply with applicable requirements so that the Fund's investments are "adequately diversified" for this purpose. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If a Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. If, however, the Fund is not "adequately diversified" within the meaning of Section 817(h) of the Code, the VA contracts and VLI policies supported by the Fund would not be treated as annuity or life insurance contracts, as the case may be, for any period (or subsequent period) during which the Fund is not "adequately diversified".

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized for the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long term capital gain or loss and 40% short term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short or long-term capital gain from certain "Straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If the Fund were treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which elections made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short term capital loss on straddle positions may be recharacterized as long term capital loss, and long term capital gain may be recharacterized as short term capital gain or ordinary income.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Shareholder Taxation. Since shareholders of the Fund will be the separate accounts of Participating Insurance Companies, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the VA contracts or VLI policies. For information concerning the Federal income tax consequences to such holders, see the prospectuses for such VA contracts or VLI policies.


                     PORTFOLIO TRANSACTIONS

     The Manager assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders, rather than by any formula. The primary consideration in all portfolio securities transactions is prompt execution of orders at the most favorable net price. When this primary consideration is met to the satisfaction of the Manager, brokers may also be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security.
Subject to the primary consideration, particular brokers selected may also include those who supplement the Manager's and NCM's research facilities with statistical data, investment information, economic facts and opinions; sales of Fund shares by a broker may be taken into consideration. Information so received is in addition to and not in lieu of services required to be performed by the Manager and NCM and their fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other funds which it advises and to NCM in serving both the Fund and the other accounts it manages, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager and NCM in carrying out their obligations to the Fund. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution is otherwise obtainable. Although it is not possible to place a dollar value on the research services received from brokers who effect transactions in portfolio securities, it is the opinion of the Manager that these services should not reduce the overall expenses of its research department.

     For its portfolio securities transactions for the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid total brokerage commissions of $54,787, $56,212 and $193,281, respectively, none of which was paid to the Distributor. For the fiscal years ended December 31, 1994 and 1996, concessions on principal transactions totaled $1,265 and $5,950, respectively. For the fiscal year ended December 31, 1995 there were no spreads or concessions on principal transactions.


     The Fund's portfolio turnover rates (exclusive of U.S. Government securities and short-term investments) for the fiscal years ended December 31, 1995 and 1996 were 88.52% and 126.41%, respectively.


                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     The Fund's average annual total return for the 1 and 3.236 year periods ended December 31, 1996 was 21.23% and 19.45%, respectively. Average annual total return of the Fund is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period October 7, 1993 (commencement of operations) to December 31, 1996 was 77.73%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time, advertising material for the Fund also may include biographical information relating to its portfolio managers and may refer to or include commentary by the portfolio managers relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of stock are of one class and have equal rights as to voting, redemption, dividends, and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund currently permits investors to invest in only one portfolio of securities. The Fund expects that it may in the future, create one or more additional portfolios of securities, each with a different investment objective.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


      TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996 the Fund paid the Transfer Agent $160.00.

     Mellon Bank, N.A. (the "Custodian"), Dreyfus' parent and a subsidiary of Mellon Bank Corporation, is located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, and serves as the custodian of the Fund. Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For the period May 10, 1996 (effective date of Custody Agreement) through December 31, 1996, the Fund paid the Custodian $9,190.

     Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, as counsel for the Fund, has rendered its opinion as to certain legal matters in connection with the shares of capital stock being sold pursuant to the Fund's Prospectus to which this Statement of Additional Information relates.

     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019 have been selected as auditors of the Fund.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS                                                                          DECEMBER 31, 1996
Common Stocks-92.6%                                                                                  Shares             Value
                                                                                                     ______             ______
  Consumer Durables-.7%              Oakwood Homes..........                                         34,600     $      791,475
                                                                                                                        ______
  Consumer Non-Durables-12.2%        Clorox...........                                               23,000          2,308,625
                                     Coca-Cola..............................                         44,800          2,357,600
                                     Colgate-Palmolive......................                         26,600          2,453,850
                                     Gillette....................................                    26,900          2,091,475
                                     Jones Apparel Group..................        (a)                31,200          1,166,100
                                     McCormick & Co.........................                         22,600            532,513
                                     NIKE, Cl. B............................                         52,000          3,107,000
                                                                                                                        ______
                                                                                                                    14,017,163
                                                                                                                        ______
  Consumer Services-6.0%             BET Holdings, Cl. A...                (a)                       12,300            353,625
                                     CUC International....................        (a)                70,050          1,663,688
                                     Disney (Walt)..........................                         39,900          2,778,037
                                     Regal Cinemas........................        (a)                10,400            319,800
                                     Service Corp. International............                         60,800          1,702,400
                                                                                                                        ______
                                                                                                                     6,817,550
                                                                                                                        ______
  Electronic Technology-13.3%        Cisco Systems....                (a)                            41,200          2,621,350
                                     Coherent.............................        (a)                 9,300            392,925
                                     EMC.........................................    (a)             42,200          1,397,875
                                     Intel.......................................                    19,000          2,487,813
                                     Linear Technology......................                         24,900          1,092,488
                                     Seagate Technology...................        (a)                60,000          2,370,000
                                     Sun Microsystems.....................        (a)                39,000          1,001,812
                                     3COM                                       (a)                  23,900          1,753,662
                                     U.S. Robotics........................        (a)                29,100          2,095,200
                                                                                                                        ______
                                                                                                                    15,213,125
                                                                                                                        ______
  Finance-20.3%                      AFLAC..........................                                 34,900          1,491,975
                                     Allstate...............................                         26,700          1,545,263
                                     American International Group...........                         18,000          1,948,500
                                     BankAmerica............................                         26,500          2,643,375
                                     Bank of Boston.........................                         52,300          3,360,275
                                     Chase Manhattan........................                         13,000          1,160,250
                                     Citicorp...............................                         22,900          2,358,700
                                     Federal National Mortgage Association..                         51,400          1,914,650
                                     Green Tree Financial...................                         58,300          2,251,837
                                     PNC Bank....................................                    48,300          1,817,287
                                     Summit Bancorp.........................                         31,600          1,382,500
                                     SunAmerica.............................                         31,000          1,375,625
                                                                                                                        ______
                                                                                                                    23,250,237
                                                                                                                        ______
  Health Technology-10.9%            Amgen................                (a)                        39,600          2,153,250
                                     Bristol-Myers Squibb...................                         20,700          2,251,125
                                     Guidant................................                         21,800          1,242,600
                                     Johnson & Johnson......................                         38,300          1,905,425
                                     Medtronic..............................                         33,100          2,250,800
                                     Merck & Co.............................                         34,000          2,694,500
                                                                                                                        ______
                                                                                                                    12,497,700
                                                                                                                        ______

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                DECEMBER 31, 1996
Common Stocks (continued)                                                                            Shares             Value
                                                                                                     ______             ______
  Industrial Services-1.4%           Schlumberger........                                             7,000     $      699,125
                                     Seitel......................................    (a)             23,300            932,000
                                                                                                                        ______
                                                                                                                     1,631,125
                                                                                                                        ______
  Process Industries-2.9%            Avery Dennison.......                                           37,600          1,330,100
                                     Bemis.......................................                    55,000          2,028,125
                                                                                                                        ______
                                                                                                                     3,358,225
                                                                                                                        ______
  Producer Manufacturing-1.9%        Dover............                                               44,100          2,216,025
                                                                                                                        ______
  Retail Trade-6.9%                  Consolidated Stores........                (a)                  50,625          1,626,328
                                     OfficeMax............................        (a)               102,800          1,092,250
                                     Safeway.....................................    (a)             45,000          1,923,750
                                     Sears, Roebuck & Co....................                         53,100          2,449,238
                                     Viking Office Products...............        (a)                31,600            843,325
                                                                                                                        ______
                                                                                                                     7,934,891
                                                                                                                        ______
  Technology Services-10.6%          Arrow Electronics..                             (a)             28,500          1,524,750
                                     BMC Software.........................        (a)                54,000          2,234,250
                                     Computer Associates International......                         37,300          1,855,675
                                     Microsoft............................        (a)                48,000          3,966,000
                                     Oracle......................................       (a)          60,800          2,538,400
                                                                                                                        ______
                                                                                                                    12,119,075
                                                                                                                        ______
  Transportation-2.0%                Comair Holdings..........                                       48,900          1,173,600
                                     Federal Express......................        (a)                24,200          1,076,900
                                                                                                                        ______
                                                                                                                     2,250,500
                                                                                                                        ______
  Utilities-3.5%                     CMS Energy....................                                  21,900            736,388
                                     Century Telephone Enterprises..........                         43,400          1,339,975
                                     360 Communications.....................                         32,900            760,812
                                     WorldCom.............................        (a)                42,600          1,110,262
                                                                                                                        ______
                                                                                                                     3,947,437
                                                                                                                        ______
                                     TOTAL COMMON STOCKS
                                       (cost $94,601,003)...................                                      $106,044,528
                                                                                                                        ======
                                                                                                   Principal
Short-Term Investment-7.9%                                                                           Amount
                                                                                                     ______
  U.S. Treasury Bill;                4.95%, 3/6/1997
                                       (cost $9,045,634)..............................       $    9,126,000     $    9,045,509
                                                                                                                        ======
TOTAL INVESTMENTS (cost $103,646,637).......................................                         100.5%       $115,090,037
                                                                                                       ====             ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (.5%)    $     (520,044)
                                                                                                       ====             ======
NET ASSETS..................................................................                         100.0%       $114,569,993
                                                                                                       ====             ======
Notes to Statement of Investments:
    (a) Non-income producing.
See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                        DECEMBER 31, 1996
                                                                                                    Cost             Value
                                                                                                   ______            ______
ASSETS:                          Investments in securities-See Statement of Investments      $103,646,637      $115,090,037
                                 Cash.......................................                                        159,239
                                 Dividends receivable.......................                                         60,919
                                 Prepaid expenses...........................                                         24,922
                                                                                                                     ______

                                                                                                                115,335,117
                                                                                                                     ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       78,604
                                 Payable for Common Stock redeemed..........                                        608,667
                                 Accrued expenses...........................                                         77,853
                                                                                                                     ______

                                                                                                                    765,124
                                                                                                                     ______
NET ASSETS..................................................................                                   $114,569,993
                                                                                                                     ======
REPRESENTED BY:                  Paid-in capital............................                                   $102,861,347
                                 Accumulated undistributed investment income-net42,432
                                 Accumulated net realized gain (loss) on investments                                222,814
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                            11,443,400
                                                                                                                     ______
NET ASSETS..................................................................                                   $114,569,993
                                                                                                                     ======
SHARES OUTSTANDING
(150 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                      5,704,191
NET ASSET VALUE, offering and redemption price per share....................                                         $20.09
                                                                                                                        ===









See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF OPERATIONS                                                                       YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME

INCOME:                          Cash dividends (net of $3,103 foreign taxes
                                     withheld at source)....................                    $   719,847
                                 Interest...................................                        240,728
                                                                                                      _____
                                       Total Income.........................                                   $     960,575
EXPENSES:                        Investment advisory fee-Note 3(a)..........                        522,795
                                 Legal fees.................................                         40,421
                                 Auditing fees..............................                         31,587
                                 Registration fees..........................                         22,928
                                 Directors' fees and expenses-Note 3(c).....                         13,678
                                 Custodian fees-Note 3(b)...................                         13,069
                                 Prospectus and shareholders' reports.......                         12,366
                                 Shareholder servicing costs-Note 3(b)......                          9,215
                                 Interest-Note 2............................                          5,962
                                 Miscellaneous..............................                         15,459
                                                                                                      _____
                                       Total Expenses.......................                        687,480
                                 Less-reduction in investment advisory fee due to
                                     undertaking-Note 3(a)..................                        (19,166)
                                                                                                      _____
                                       Net Expenses.........................                                         668,314
                                                                                                                      _____-
INVESTMENT INCOME-NET.......................................................                                         292,261
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                     $4,325,349
                                 Net unrealized appreciation (depreciation) on investments        7,720,782
                                                                                                      _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      12,046,131
                                                                                                                      _____-
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $12,338,392
                                                                                                                      ======








See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended          Year Ended
                                                                                            December 31, 1996  December 31, 1995
                                                                                               ________-           ________-
OPERATIONS:
  Investment income-net..........................................                         $      292,261      $      129,313
  Net realized gain (loss) on investments........................                              4,325,349           1,186,985
  Net unrealized appreciation (depreciation) on investments......                              7,720,782           3,840,201
                                                                                                  ______              ______
    Net Increase (Decrease) in Net Assets Resulting
      from Operations............................................                             12,338,392           5,156,499
                                                                                                  ______              ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..........................................                               (251,529)           (140,970)
  Net realized gain on investments...............................                             (4,505,355)           (722,469)
                                                                                                  ______              ______
    Total Dividends..............................................                             (4,756,884)           (863,439)
                                                                                                  ______              ______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..................................                            136,594,495          19,961,838
  Dividends reinvested...........................................                              4,756,884             863,439
  Cost of shares redeemed........................................                            (66,020,126)         (3,867,386)
                                                                                                  ______              ______
    Increase (Decrease) in Net Assets from Capital Stock Transactions                         75,331,253          16,957,891
                                                                                                  ______              ______
      Total Increase (Decrease) in Net Assets....................                             82,912,761          21,250,951
NET ASSETS:
  Beginning of Period............................................                             31,657,232          10,406,281
                                                                                                  ______              ______
  End of Period..................................................                           $114,569,993       $  31,657,232
                                                                                                  ======              ======
UNDISTRIBUTED INVESTMENT INCOME-NET..............................                        $        42,432    $          1,700
                                                                                                  ______              ______
                                                                                                  Shares              Shares
                                                                                                  ______              ______
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                              7,039,912           1,237,706
  Shares issued for dividends reinvested.........................                                233,664              50,113
  Shares redeemed................................................                             (3,398,612)           (245,303)
                                                                                                  ______              ______
    Net Increase (Decrease) in Shares Outstanding................                              3,874,964           1,042,516
                                                                                                  ======              ======





See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
    Reference is made to page 3 of the Fund's Prospectus dated May 1, 1997.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsi diary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At December 31, 1996, there were no outstanding borrowings.
    The average daily amount of borrowings outstanding during the period ended December 31, 1996 was approximately $99,000, with related a weighted average annualized interest rate of 5.99%. The maximum amount borrowed at any time during the period ended December 31, 1996 was $3,800,000.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1996 through December 31,
1996 to reduce the investment advisory fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of 1% of the value of the Fund's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $19,166 during the period ended December 31, 1996.
    Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following annual rates:

    Average Net Assets
    _________
    0 to $32 million...................................................................                 .10 of 1%
    In excess of $32 million to $150 million...........................................                 .15 of 1%
    In excess of $150 million to $300 million..........................................                 .20 of 1%
    In excess of $300 million..........................................................                 .25 of 1%

    Prior to April 22, 1996, the sub-investment advisory fee was computed at an annual rate of .10 of 1% on the first $500 million and .20 of 1% on the excess over $500 million of the value of the Fund's average daily net assets and was payable by Dreyfus.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $5,531 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $160 during the period ended December 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $9,190 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $146,562,928 and $82,272,518, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was 11,443,400, consisting of $12,269,295 gross unrealized appreciation and $825,895 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
    We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]

New York, New York
January 29, 1997







             THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.


                         PART C. OTHER INFORMATION
                             _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    __________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement:

               Condensed Financial Information for the period from October 7, 1993 (commencement of operations) to December 31, 1993 and for the fiscal years ended December 31, 1994, 1995 and 1996.

               Included in Part B of the Registration Statement:

                    Statement of Investments-- December 31, 1996.


                    Statement of Assets and Liabilities-- December 31, 1996.


                    Statement of Operations--For the year ended December 31, 1996.


                    Statement of Changes in Net Assets--For the years ended December 31, 1995 and 1996.

                    Notes to Financial Statements.

                    Report of Ernst & Young LLP, Independent Auditors, dated January 29, 1997.





All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


 (b)      Exhibits:

(1) Registrant's Articles of Incorporation and Articles of Incorporation, as amended are incorporated by reference to Exhibit (1) of the Registration Statement on Form N-1A, filed on July 21, 1992, and Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 7, 1992.

(2)       Registrant's By-Laws are incorporated by reference to Exhibit
          (2) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 7, 1992.

(5)(a) Management Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 2 to the
          Registration Statement on Form N-1A, filed on March 1, 1995.

(5)(b) Amended and Restated Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on April 25, 1996.

(6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 2 to the Registration Statement on From N-1A, filed on March 1, 1995.

(8)(a)    Custody Agreement.

(9) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 2 to the Registration Statement on From N-1A, filed on March 1, 1995.

(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 7, 1992.

(11)      Consent of Independent Auditors.

(17)      Financial Data Schedule


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

                (a)  Certificate of Assistant Secretary.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                   (2)

                                              Number of Record
        Title of Class                      Holders as of April 2, 1997
        ______________                      _______________________________

        Common Stock
        (Par value $.001)                         17

Item 27.    Indemnification
_______ _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 24, 1993.

        Reference is also made to the Distribution Agreement filed as Exhibit (6) of Post-Effective Amendment No. 2 to the Registration Statement on From N-1A, filed on March 1, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            (a)  Manager - The Dreyfus Corporation
            ________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________


MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.


BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***


FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+







______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.


** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.


*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.


**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.


+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.


++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.


++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.




Item 28.  Business and Other Connections of Investment Adviser (continued)

     (b) Sub-Investment Adviser - NCM Capital Management Group, Inc.:

          NCM Capital Management Group, Inc. ("NCM"), a privately held corporation with principal place of business at 103 West Main Street, Durham, North Carolina 27705, is a registered investment adviser under the Investment Advisers Act of 1940. The business of NCM consists primarily of providing investment counselling services to institutional investors.

              Officers and Directors of Sub-Investment Adviser


Name and Position with NCM              Other Businesses

MACEO K. SLOAN                Chairman, President and Chief Executive
Chairman, President and       Officer:
Chief Executive Officer            Sloan Financial Group, Inc.
                                   103 West Main Street
                                   Durham, North Carolina  27705;
                              Chairman:
                                   New Africa Advisers, Inc.
                                   103 West Main Street
                                   Durham, North Carolina  27705;
                              Director:
                                   National Association of Securities
                                   Professionals;
                                   Mechanics and Farmers Bank
                                   Durham, North Carolina;
                                   North Carolina Air Cargo Airport
                                   Authority
                                   Raleigh, North Carolina;
                                   News and Observer Publishing Company
                                   103 West Main Street
                                   Durham, North Carolina  27705;
                              Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, NY  10017;

JUSTIN F. BECKETT             President and Chief Executive Officer:
Executive Vice President           New Africa Advisers
and Director                       103 West Main Street
                                   Durham, North Carolina  27705;
                              Director:
                                   African News Service
                                   103 West Main Street
                                   Durham, North Carolina  27705;
                              Trustee:
                                   Elizabeth State University
                                   Elizabeth City, North Carolina;

PETER J. ANDERSON             Chairman and Chief Investment Officer:
Director                           IDS Advisory Group, Inc.
                                   IDS Tower 10
                                   Minneapolis, MN  55440;
PETER J. ANDERSON             Director and Senior Vice President-
Investments:
(Cont'd)                           IDS Financial Services Inc.
                                   IDS Tower 10
                                   Minneapolis, MN  55440;
                              Director:
                                   Fairview-Southdale Hospital
                                   6401 France Avenue South
                                   Edina, MN  55435;

MORRIS GOODWIN, JR.           Director and Treasurer:
Director                           IDS Financial Corporation
                                   IDS Tower 10
                                   Minneapolis, MN  55440;
                                   Metropolitan Economic Development
                                   Association
                                   2021 East Hennepin Avenue
                                   Minneapolis, MN  55413;
                              Director:
                                   American Express Minnesota Foundation
                                   200 Vesey Street
                                   New York, NY  10285;
                                   Minnesota Orchestral Association
                                   1111 Nicollet Mall
                                   Minneapolis, MN  55403;
                                   Minnesota Chamber of Commerce
                                   30 East 7th Street
                                   St. Paul, MN  55101;

EDITH H. NOEL                 None
Senior Vice President,
Corporate Secretary and
Treasurer

DENNIS M. MCCASKILL, JR.      None
Senior Vice President

CLIFFORD D. MPARE, JR.        None
Senior Vice President-
Investments

DAVID C. CARTER               None
Vice President

MARY M. FORD                  None
Vice President

STEPHON A. JACKSON            None
Vice President

STANLEY G. LABORDE            None
Vice President

LINDA JORDAN                  None
Vice President

VICTOR ROSS                   None
Vice President                Former Principal:
                                   Sentra Securities
                                   San Diego, CA;
                              Former Trustee:
                                   San Diego City Employees
                                   Retirement System
                                   San Diego, California;

WENDELL MACKEY                None
Vice President

LORENZO NEWSOME               None
Vice President

LAWRENCE VERNY                None
Vice President

DEBORAH C. BRONSON            None
Vice President - Director
of Operations

MARC REID                     None
Assistant Vice President-
Manager of Marketing and
Client Services

Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

          1)    Comstock Partners Funds, Inc.
          2)    Dreyfus A Bonds Plus, Inc.
          3)    Dreyfus Appreciation Fund, Inc.
          4)    Dreyfus Asset Allocation Fund, Inc.
          5)    Dreyfus Balanced Fund, Inc.
          6)    Dreyfus BASIC GNMA Fund
          7)    Dreyfus BASIC Money Market Fund, Inc.
          8)    Dreyfus BASIC Municipal Fund, Inc.
          9)    Dreyfus BASIC U.S. Government Money Market Fund
          10)   Dreyfus California Intermediate Municipal Bond Fund
          11)   Dreyfus California Tax Exempt Bond Fund, Inc.
          12)   Dreyfus California Tax Exempt Money Market Fund
          13)   Dreyfus Cash Management
          14)   Dreyfus Cash Management Plus, Inc.
          15)   Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)   Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)   Dreyfus Florida Intermediate Municipal Bond Fund
          18)   Dreyfus Florida Municipal Money Market Fund
          19)   The Dreyfus Fund Incorporated
          20)   Dreyfus Global Bond Fund, Inc.
          21)   Dreyfus Global Growth Fund
          22)   Dreyfus GNMA Fund, Inc.
          23)   Dreyfus Government Cash Management
          24)   Dreyfus Growth and Income Fund, Inc.
          25)   Dreyfus Growth and Value Funds, Inc.
          26)   Dreyfus Growth Opportunity Fund, Inc.
          27)   Dreyfus Income Funds
          28)   Dreyfus Institutional Money Market Fund
          29)   Dreyfus Institutional Short Term Treasury Fund
          30)   Dreyfus Insured Municipal Bond Fund, Inc.
          31)   Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)   Dreyfus International Funds, Inc.
          33)   Dreyfus Investment Grade Bond Funds, Inc.
          34)   The Dreyfus/Laurel Funds, Inc.
          35)   The Dreyfus/Laurel Funds Trust
          36)   The Dreyfus/Laurel Tax-Free Municipal Funds
          37)   Dreyfus LifeTime Portfolios, Inc.
          38)   Dreyfus Liquid Assets, Inc.
          39)   Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)   Dreyfus Massachusetts Municipal Money Market Fund
          41)   Dreyfus Massachusetts Tax Exempt Bond Fund
          42)   Dreyfus MidCap Index Fund
          43)   Dreyfus Money Market Instruments, Inc.
          44)   Dreyfus Municipal Bond Fund, Inc.
          45)   Dreyfus Municipal Cash Management Plus
          46)   Dreyfus Municipal Money Market Fund, Inc.
          47)   Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)   Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)   Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)   Dreyfus New Leaders Fund, Inc.
          51)   Dreyfus New York Insured Tax Exempt Bond Fund
          52)   Dreyfus New York Municipal Cash Management
          53)   Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)   Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)   Dreyfus New York Tax Exempt Money Market Fund
          56)   Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)   Dreyfus 100% U.S. Treasury Long Term Fund
          58)   Dreyfus 100% U.S. Treasury Money Market Fund
          59)   Dreyfus 100% U.S. Treasury Short Term Fund
          60)   Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)   Dreyfus Pennsylvania Municipal Money Market Fund
          62)   Dreyfus S&P 500 Index Fund
          63)   Dreyfus Short-Intermediate Government Fund
          64)   Dreyfus Short-Intermediate Municipal Bond Fund
          65)   The Dreyfus Socially Responsible Growth Fund, Inc.
          66)   Dreyfus Stock Index Fund, Inc.
          67)   Dreyfus Tax Exempt Cash Management
          68)   The Dreyfus Third Century Fund, Inc.
          69)   Dreyfus Treasury Cash Management
          70)   Dreyfus Treasury Prime Cash Management
          71)   Dreyfus Variable Investment Fund
          72)   Dreyfus Worldwide Dollar Money Market Fund, Inc.
          73)   General California Municipal Bond Fund, Inc.
          74)   General California Municipal Money Market Fund
          75)   General Government Securities Money Market Fund, Inc.
          76)   General Money Market Fund, Inc.
          77)   General Municipal Bond Fund, Inc.
          78)   General Municipal Money Market Fund, Inc.
          79)   General New York Municipal Bond Fund, Inc.
          80)   General New York Municipal Money Market Fund
          81)   Premier Insured Municipal Bond Fund
          82)   Premier California Municipal Bond Fund
          83)   Premier Equity Funds, Inc.
          84)   Premier Global Investing, Inc.
          85)   Premier GNMA Fund
          86)   Premier Growth Fund, Inc.
          87)   Premier Municipal Bond Fund
          88)   Premier New York Municipal Bond Fund
          89)   Premier State Municipal Bond Fund
          90)   Premier Strategic Growth Fund
          91)   Premier Value Fund




(b)
                                                            Positions and
Name and principal       Positions and offices with         offices with
business address         the Distributor                    Registrant
__________________       ___________________________        _____________

Marie E. Connolly+       Director, President, Chief         President and
                         Executive Officer and Compliance   Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer   Vice President
                         and Chief Financial Officer        and Assistant
                                                            Treasurer

John E. Pelletier+       Senior Vice President, General     Vice President
                         Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+            First Vice President               None


Dale F. Lampe+           Vice President                     None


Mary A. Nelson+          Vice President                     Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+           Vice President                     None

Elizabeth A. Keeley++    Assistant Vice President           Vice President
                                                            and Assistant
                                                            Secretary

Jean M. O'Leary+         Assistant Secretary and            None
                         Assistant Clerk


John W. Gomez+           Director                           None


William J. Nutt+         Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.




                                 SIGNATURES
                                  __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 22nd day of April, 1997.

       THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

       BY:  /s/Marie E. Connolly*
                 ____________________________
               MARIE E. CONNOLLY, PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                        Title                       Date
__________________________     ______________________________     __________

/s/Marie E. Connolly*          President and Treasurer             4/22/97
______________________________ (Principal Executive, Financial
Marie E. Connolly              and Accounting Officer)


/s/Clifford L. Alexander, Jr.* Director                            4/22/97
_____________________________
Clifford L. Alexander, Jr.


/s/Lucy Wilson Benson*         Director                            4/22/97
______________________________
Lucy Wilson Benson


/s/Joseph S. DiMartino*        Chairman of the Board of Directors   4/22/97
_____________________________
Joseph S. DiMartino


/s/Peter C. Goldmark, Jr.*     Director                             4/22/97
_____________________________
Peter C. Goldmark, Jr.


*BY: /s/Elizabeth Keeley
     __________________________
     Elizabeth Keeley,
     Attorney-in-Fact